UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2021

QuantumScape Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39345	85-0796578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California	95110
(Address of principal executive offices)	(Zip code)

(408) 452-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 16, 2021, QuantumScape Corporation (the “Company”) announced through a press release, a tweet through its corporate Twitter account and a post through its corporate LinkedIn account that the Company had achieved its final technical goal for 2021 of demonstrating a 10-layer cell capable of at least 800 cycles with energy retention greater than 80%; a 1C-1C charge and discharge rate; at 25°C, 3.4 atmospheres of pressure, and 100% depth of discharge.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the tweet is attached as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the post on LinkedIn is attached as Exhibit 99.3 to this Current Report on Form 8-K

The Company’s investor relations website is located at https://ir.quantumscape.com, its Company Twitter account is located at https://twitter.com/QuantumScapeCo, its investor relations Twitter account is located at https://twitter.com/QuantumScapeIR, its Chief Executive Officer’s Twitter account is located at https://twitter.com/startupjag, its Chief Technology Officer’s Twitter account is located at https://twitter.com/ironmantimholme, its Chief Marketing Officer’s Twitter account is located at https://twitter.com/HussainAsim, and its corporate LinkedIn account is located at https://www.linkedin.com/company/quantumscape/posts/. The Company uses its investor relations website, aforementioned Twitter accounts, and its LinkedIn account to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, aforementioned Twitter accounts, and LinkedIn account in addition to following press releases, filings with the Securities and Exchange Commission (the “SEC”) and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “Financials-SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

The information furnished in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release by the Company, dated November 16, 2021

99.2	Tweet by the Company, dated November 16, 2021

99.3	LinkedIn post by the Company, dated November 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 16, 2021

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: Chief Legal Officer and Head of Corporate Development